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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: July 19, 2002.


                         FNANB CREDIT CARD MASTER TRUST
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

             United States                             333-88564                             58-1897792
         --------------------                    --------------------                   --------------------
    (State or other jurisdiction of                   (Commission                           (IRS Employer
            incorporation)                             File No.)                         Identification No.)

                225 Chastain Meadows Court
                     Kennesaw, Georgia                      30144
              ------------------------------              ----------
         (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: 770-423-7900

Information to Be Included in the Report

Item 5.  Other Events

The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the years in the three-year period ended December 31, 2001, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc.
for the year ended December 31, 2001 (filed with the Securities and Exchange Commission, or "SEC", on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated interim financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2002 and for the three-month periods ended March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc.

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for the period ended March 31, 2002 (filed with the SEC on May 13, 2001), and the Current Reports on Form 8-K of Ambac Financial Group, Inc. filed with the SEC on January 25, 2002 and April 18, 2002, as they related to Ambac Assurance Corporation, are hereby incorporated by reference in (i) this Current Report on Form 8-K, (ii) the Registration Statement of FNANB Credit Card Master Note Trust (No. 333-88564) and (iii) the Prospectus Supplement dated July 11, 2002 relating to the $415,950,000 Class A Floating Rate Asset Backed Notes, Series 2002-A, to be issued by FNANB Credit Card Master Note Trust.

Item 7.  Financial Statements and Exhibits

(a)      Financial statements of businesses acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

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(c)      Exhibits.

         Exhibit                    Description
         -------                    -----------

           23.1 Consent of KPMG LLP, dated July 19, 2002, with respect to the financial statements of Ambac Assurance Corporation and its subsidiaries included in the prospectus supplement, dated July 11, 2002, relating to the $415,950,000 Class A Floating Rate Asset Backed Notes, Series 2002-A, to be issued by FNANB Credit Card Master Note Trust.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FNANB CREDIT CARD MASTER TRUST

                                      By: FIRST NORTH AMERICAN NATIONAL BANK,
                                            as Servicer

                                      By:  /s/ Philip J. Dunn
                                           Name:  Philip J. Dunn
                                           Title:  Vice President

Date: July 19, 2002

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                                  EXHIBIT INDEX

Exhibit                             Description
-------                             -----------

23.1 Consent of KPMG LLP, dated July 19, 2002, with respect to the financial statements of Ambac Assurance Corporation and its subsidiaries included in the prospectus supplement, dated July 11, 2002, relating to the $415,950,000 Class A Floating Rate Asset Backed Notes, Series 2002-A, to be issued by FNANB Credit Card Master Note Trust.